LOANS RECEIVABLE	12 Months Ended
Dec. 31, 2021
Disclosure Of Loans Receivables [Abstract]
LOANS RECEIVABLE [Text Block]

6. LOAN RECEIVABLE

On November 25, 2019 the Company entered into a loan agreement with Norden Crown Metals Corp. ("NCM") whereby the Company loaned $800 to NCM for one year. The loan carried an annual effective interest rate of 8.08% and included a loan fee equal to 5% of the loan amount ($40) payable on maturity. The Company had the option to elect to receive the loan fee in shares of NCM at not less than the market price of NCM common shares in accordance with TSX-V Policy. NCM granted security to EMX in connection with the loan consisting of: i) a pledge of the issued and outstanding shares of Lekelvare Minerals AB ("Lekelvare"), a wholly-owned subsidiary of NCM; ii) a guarantee of the loan by Lekelvare; and iii) the obligation to transfer the Gumsberg License (or the issued and outstanding shares of Lekelvare) to the Company if the loan is in default.

In August 2020 the Company entered into an amended credit facility agreement with NCM. As part of the amendment, the Company received an aggregate 2,456,101 units of NCM and each unit consisted of one common share in the capital of NCM and one common share purchase warrant, with each warrant being exercisable at a price of $0.33 for a period of 24 months from the date of issuance. In return for the units received, the parties agreed to reduce the principal amount of debt to $482 with interest accruing on the new principal from the date of the amended agreement at a rate of 0.65% per month, compounded monthly, as well as a six month extension of the maturity date to May 25, 2021.

Effective May 25, 2021, a second amendment was made to the credit facility granting NCM an additional 30 days for settlement to June 24, 2021 in exchange for a $30 extension fee added to the principal balance. On June 25, 2021, the Company received $550 as full settlement of the principal and interest outstanding.

In July 2021, the Company entered in a loan administration agreement with Earlston Investments Corp. ("Earlston") who entered into a separate loan agreement dated May 28, 2021 with Colorado Legacy Lands, LLC ("CLL"), as borrower to provide a bridge loan to CLL in the aggregate principal amount of US$4,000 to be funded by sub-participants of which included EMX. The bridge loan included a 12% interest rate per annum, compounded monthly and payable monthly. In consideration for the advance of the loan, CLL agreed to pay Earlston a 4% or $160 bonus fee up front, and reimburse other deal related expenses.

Pursuant to the loan administration agreement, EMX agreed to fund US$2,000 of the bridge loan to CLL as a sub-participant. As such, EMX advanced the total of US$1,916 which was US$2,000 less its share of the bonus fee being US$80 and its share of expenses. As at December 31, 2021, the balance receivable was $2,539 (US$2,000) and the Company received or accrued $164 in interest income and $105 in bonus and other loan fees.

	December 31, 2021	December 31, 2020
Colorado Legacy Lands, LLC	$2,539	$-
Norden Crown Metals Corp.	-	500
Total	$2,539	$500